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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 17, 2000, relating to the financial statements, which appears in the webMethods, Inc. Form 8-K for the year ended March 31, 2000.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

McLean, Virginia
December 21, 2000